UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: April 30, 2012

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS INCOME TRUST

LEGG MASON WESTERN ASSET CORE BOND FUND

FORM N-Q

APRIL 30, 2012

LEGG MASON WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited)	April 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
MORTGAGE-BACKED SECURITIES - 30.6%
FHLMC - 5.6%
Federal Home Loan Mortgage Corp. (FHLMC)	2.500%	5/17/27	$3,100,000	$3,171,687	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	5/17/27-5/14/42	1,600,000	1,661,781	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%	12/1/34-3/1/38	3,883,759	4,200,252
Federal Home Loan Mortgage Corp. (FHLMC)	2.796%	1/1/36	351,927	376,827	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	5.985%	1/1/37	12,963	13,767	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	2.573%	2/1/37	193,989	207,931	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	2.312%	4/1/37	98,710	105,445	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	5.540%	1/1/38	617,359	665,036	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	6.500%	9/1/39	249,633	283,031
Federal Home Loan Mortgage Corp. (FHLMC)	6.000%	11/1/39	3,265,340	3,617,557
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	5/14/42	100,000	105,516	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.500%	4/1/19	78,076	83,911
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.000%	7/1/20-9/1/35	381,230	412,889
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	11/1/35-4/1/38	2,938,316	3,208,566
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	5/14/42	300,000	326,719	(a)

Total FHLMC				18,440,915

FNMA - 14.4%
Federal National Mortgage Association (FNMA)	5.000%	10/1/20-5/1/41	1,612,955	1,758,399
Federal National Mortgage Association (FNMA)	6.000%	8/1/21-6/1/37	1,450,614	1,614,546
Federal National Mortgage Association (FNMA)	2.500%	5/17/27	3,600,000	3,685,500	(a)
Federal National Mortgage Association (FNMA)	3.000%	5/17/27	11,000,000	11,481,250	(a)
Federal National Mortgage Association (FNMA)	3.500%	5/17/27-5/14/42	5,500,000	5,717,281	(a)
Federal National Mortgage Association (FNMA)	4.500%	4/1/31-9/1/41	5,147,220	5,562,934
Federal National Mortgage Association (FNMA)	5.500%	9/1/35-8/1/38	967,433	1,061,864
Federal National Mortgage Association (FNMA)	6.500%	1/1/36-6/1/40	3,420,204	3,865,566
Federal National Mortgage Association (FNMA)	2.725%	9/1/36	649,899	700,402	(b)
Federal National Mortgage Association (FNMA)	2.642%	12/1/36	45,326	48,593	(b)
Federal National Mortgage Association (FNMA)	7.000%	2/1/39	339,630	393,719
Federal National Mortgage Association (FNMA)	4.000%	10/1/41-12/1/41	4,444,045	4,708,692
Federal National Mortgage Association (FNMA)	4.000%	5/14/42	3,800,000	4,020,281	(a)
Federal National Mortgage Association (FNMA)	6.500%	5/14/42	2,400,000	2,703,376	(a)

Total FNMA				47,322,403

GNMA - 10.6%
Government National Mortgage Association (GNMA)	6.000%	11/15/28-11/20/41	1,926,526	2,179,559
Government National Mortgage Association (GNMA)	6.500%	2/15/32-10/20/37	539,327	620,552
Government National Mortgage Association (GNMA)	5.000%	10/20/39-9/20/40	3,333,150	3,700,337
Government National Mortgage Association (GNMA)	4.500%	1/20/40-3/20/41	5,500,175	6,041,621
Government National Mortgage Association (GNMA)	6.000%	4/19/42-5/21/42	4,600,000	5,183,959	(a)
Government National Mortgage Association (GNMA)	3.500%	5/21/42-6/20/42	7,200,000	7,563,953	(a)
Government National Mortgage Association (GNMA)	4.000%	5/21/42	1,200,000	1,298,250	(a)
Government National Mortgage Association (GNMA)	4.500%	5/21/42	3,900,000	4,270,500	(a)
Government National Mortgage Association (GNMA)	5.500%	5/21/42	2,500,000	2,787,500	(a)
Government National Mortgage Association (GNMA) I	6.000%	3/15/33	127,890	145,612
Government National Mortgage Association (GNMA) I	5.500%	2/15/35	760,161	850,652

Total GNMA				34,642,495

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $98,721,187)				100,405,813

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
ASSET-BACKED SECURITIES - 2.1%
ABFS Mortgage Loan Trust, 2003-2 A	0.739%	4/25/34	$791	$790	(b)(c)
ACE Securities Corp., 2006-SL3 A1	0.339%	6/25/36	189,220	34,535	(b)
Ameriquest Mortgage Securities Inc., 2004-R2 A1A	0.584%	4/25/34	250,352	203,755	(b)
Argent Securities Inc., 2006-W4 A2B	0.349%	5/25/36	141,190	38,573	(b)
Avis Budget Rental Car Funding AESOP II LLC, 2010-3A A	4.640%	5/20/16	190,000	204,878	(c)
Avis Budget Rental Car Funding AESOP II LLC, 2010-5A A	3.150%	3/20/17	110,000	114,015	(c)
Avis Budget Rental Car Funding AESOP II LLC, 2012-2A A	2.802%	5/20/18	225,000	227,062	(c)
Bayview Financial Acquisition Trust, 2004-C A1	0.869%	5/28/44	71,827	66,482	(b)
Bear Stearns Asset-Backed Securities Trust, 2004-SD3 A3	0.809%	9/25/34	166,806	144,925	(b)
Bear Stearns Asset-Backed Securities Trust, 2005-SD2 2A1	0.569%	12/25/44	291,219	277,002	(b)
Countrywide Asset-Backed Certificates, 2006-SD4 A1	0.579%	9/25/35	914,791	381,952	(b)(c)
Credit-Based Asset Servicing and Securitization LLC, 1999-3 A	6.624%	2/3/29	28,654	19,032	(b)(c)
Education Funding Capital Trust, 2003-3 A6	1.741%	12/15/42	200,000	185,000	(b)(d)
Greenpoint Manufactured Housing, 2001-2 IA2	3.742%	2/20/32	250,000	190,203	(b)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.742%	3/13/32	350,000	264,782	(b)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	450,000	493,573	(c)
JPMorgan Mortgage Acquisition Corp., 2006-FRE1 A3	0.429%	5/25/35	345,444	309,322	(b)
Keycorp Student Loan Trust, 2002-A 1A2	0.681%	8/27/31	427,424	383,259	(b)
Keycorp Student Loan Trust, 2003-A 1A2	0.726%	10/25/32	396,154	365,802	(b)
Morgan Stanley Mortgage Loan Trust, 2006-17XS A1	0.359%	10/25/46	81,006	33,390	(b)
Morgan Stanley Mortgage Loan Trust, 2007-3XS 2A1B	0.409%	1/25/47	1,310,452	218,267	(b)
Nelnet Student Loan Trust, 2004-4 A5	0.626%	1/25/37	200,000	189,474	(b)
Pennsylvania Higher Education Assistance Agency, 2005-1 B1	2.470%	4/25/45	800,000	672,000	(b)
RAAC Series, 2007-RP2 A	0.589%	2/25/46	689,025	406,434	(b)(c)
Saxon Asset Securities Trust, 2005-1 M1	0.699%	5/25/35	289,362	202,683	(b)
SLM Student Loan Trust, 2004-10 A5A	1.216%	4/25/23	800,000	795,422	(b)(c)
SLM Student Loan Trust, 2005-4 A3	0.586%	1/25/27	600,000	563,846	(b)

TOTAL ASSET-BACKED SECURITIES (Cost - $9,261,300)				6,986,458

COLLATERALIZED MORTGAGE OBLIGATIONS - 11.2%
American Home Mortgage Assets, 2006-4 1A12	0.449%	10/25/46	1,055,616	531,614	(b)
Banc of America Commercial Mortgage Inc., 2005-3 AM	4.727%	7/10/43	59,000	61,495
Banc of America Commercial Mortgage Inc., 2006-1 AM	5.421%	9/10/45	121,000	129,649	(b)
Banc of America Commercial Mortgage Inc., 2007-5 A3	5.620%	2/10/51	110,000	116,584
Banc of America Funding Corp., 2005-E 8A1	2.636%	6/20/35	155,037	83,532	(b)
Banc of America Funding Corp., 2006-H 1A1	2.671%	9/20/46	826,264	525,972	(b)
Banc of America Mortgage Securities Inc., 2004-K 4A1	5.252%	12/25/34	217,091	200,913	(b)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Banc of America Mortgage Securities Inc., 2005-A 4A1	5.170%	2/25/35	$60,472	$53,969	(b)
Bear Stearns Commercial Mortgage Securities, 2007-PW17 A4	5.694%	6/11/50	40,000	46,187	(b)
Countrywide Alternative Loan Trust, 2004-J9 3A4	0.629%	10/25/34	165,380	162,236	(b)
Countrywide Alternative Loan Trust, 2005-17 1A1	0.499%	7/25/35	145,801	86,265	(b)
Countrywide Alternative Loan Trust, 2006-OA06 1A2	0.449%	7/25/46	1,261,142	787,604	(b)
Countrywide Alternative Loan Trust, 2006-OA08 1A1	0.429%	7/25/46	1,824,072	1,049,910	(b)
Countrywide Alternative Loan Trust, 2006-OA10 4A1	0.429%	8/25/46	713,111	390,153	(b)
Countrywide Home Loans, 2005-11 3A3	2.917%	4/25/35	116,644	56,453	(b)
Countrywide Home Loans, 2005-11 6A1	0.539%	3/25/35	75,635	48,163	(b)
Countrywide Home Loans, 2005-R3 AF	0.639%	9/25/35	703,933	586,372	(b)(c)
Credit Suisse Mortgage Capital Certificates, 2006-C1 A4	5.596%	2/15/39	298,000	332,174	(b)
Credit Suisse Mortgage Capital Certificates, 2007-C1 A3	5.383%	2/15/40	310,000	324,083
Credit Suisse Mortgage Capital Certificates, 2007-C4 A3	5.967%	9/15/39	290,000	304,879	(b)
Credit Suisse Mortgage Capital Certificates, 2007-C5 A3	5.694%	9/15/40	280,000	297,212	(b)
FDIC Structured Sale Guaranteed Notes, 2010-S1 1A	0.791%	2/25/48	531,411	531,954	(b)(c)
Federal Home Loan Mortgage Corp. (FHLMC) Reference REMIC, R007 ZA	6.000%	5/15/36	712,460	849,003
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, IO	1.847%	7/25/21	1,475,725	174,081	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K006 AX1, IO	1.223%	1/25/20	2,510,957	159,551	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K007 X1, IO	1.407%	4/25/20	3,932,220	284,077	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K008 X1, IO	1.837%	6/25/20	4,002,046	400,825	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K014 X1, IO	1.451%	4/25/21	3,735,428	327,845	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K016 X1, IO	1.742%	10/25/21	1,124,655	128,581	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K017 X1, IO	1.609%	12/25/21	779,478	80,589	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K703 X1, IO	2.257%	5/25/18	2,062,414	220,696	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K704 X1, IO	2.165%	8/25/18	1,119,058	118,143	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, KAIV X1, IO	1.405%	6/25/46	1,223,488	105,701	(b)
Federal National Mortgage Association (FNMA), 2010-118 YB, IO	6.261%	10/25/40	614,763	97,298	(b)
Federal National Mortgage Association (FNMA), 2010-142 SM, IO	6.291%	12/25/40	315,047	49,985	(b)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Federal National Mortgage Association (FNMA), 2011-59 NZ	5.500%	7/25/41	$732,753	$882,597
Federal National Mortgage Association (FNMA), 2011-63 SW, IO	6.441%	7/25/41	641,048	105,887	(b)
Federal National Mortgage Association (FNMA), 2011-87 SJ, IO	5.711%	9/25/41	1,438,384	258,699	(b)
Federal National Mortgage Association (FNMA), 2012-25 B	6.500%	3/25/42	700,000	834,281
Federal National Mortgage Association (FNMA), 2012-28 B	6.500%	6/25/39	100,000	113,735
Federal National Mortgage Association (FNMA), 2012-35 MB	5.500%	4/25/42	3,000,000	3,424,636
Federal National Mortgage Association (FNMA), 2012-46 BA	6.000%	5/25/42	900,000	1,030,500
Federal National Mortgage Association (FNMA), 390 C3, IO	6.000%	7/25/38	439,579	61,211
Federal National Mortgage Association (FNMA), 407 22, IO	5.000%	1/25/39	72,158	7,946
Federal National Mortgage Association (FNMA), 407 41, IO	6.000%	1/25/38	389,124	60,700
GE Capital Commercial Mortgage Corp., 2007-C1 A4	5.543%	12/10/49	220,000	242,113
Government National Mortgage Association (GNMA), 2009-087 SI, IO	6.510%	2/20/35	232,669	42,861	(b)
Government National Mortgage Association (GNMA), 2009-087 TS, IO	5.860%	7/20/35	400,454	64,020	(b)
Government National Mortgage Association (GNMA), 2009-106 SU, IO	5.960%	5/20/37	835,847	140,333	(b)
Government National Mortgage Association (GNMA), 2010-003 MS, IO	6.310%	11/20/38	270,189	43,209	(b)
Government National Mortgage Association (GNMA), 2010-014 SA, IO	7.760%	12/20/32	250,352	41,152	(b)
Government National Mortgage Association (GNMA), 2010-031 GS, IO	6.260%	3/20/39	234,608	37,862	(b)
Government National Mortgage Association (GNMA), 2010-042 BS, IO	6.240%	4/20/40	144,598	25,082	(b)
Government National Mortgage Association (GNMA), 2010-050 QS, IO	6.310%	12/20/38	511,877	84,367	(b)
Government National Mortgage Association (GNMA), 2010-057 QS, IO	6.260%	5/20/40	447,749	78,541	(b)
Government National Mortgage Association (GNMA), 2010-060 S, IO	6.260%	5/20/40	593,501	103,823	(b)
Government National Mortgage Association (GNMA), 2010-076 SH, IO	6.260%	5/20/40	148,243	24,101	(b)
Government National Mortgage Association (GNMA), 2010-085 HS, IO	6.410%	1/20/40	183,646	31,095	(b)
Government National Mortgage Association (GNMA), 2010-113 BS, IO	5.760%	9/20/40	609,542	99,658	(b)
Government National Mortgage Association (GNMA), 2010-121 SE, IO	5.760%	9/20/40	530,635	88,300	(b)
Government National Mortgage Association (GNMA), 2010-H27 FA	0.623%	12/20/60	865,603	858,940	(b)
Government National Mortgage Association (GNMA), 2011-004 PS, IO	5.940%	9/20/40	313,767	52,338	(b)
Government National Mortgage Association (GNMA), 2011-011 SA, IO	5.760%	1/20/41	399,519	65,404	(b)
Government National Mortgage Association (GNMA), 2011-032 S, IO	5.760%	3/16/41	159,298	20,668	(b)
Government National Mortgage Association (GNMA), 2011-032 SD, IO	5.760%	3/20/41	246,049	39,864	(b)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Government National Mortgage Association (GNMA), 2011-040 SA, IO	5.890%	2/16/36	$843,998	$120,443	(b)
Government National Mortgage Association (GNMA), 2011-070 BS, IO	6.460%	12/16/36	344,438	61,203	(b)
Government National Mortgage Association (GNMA), 2011-H03 FA	0.743%	1/20/61	1,414,772	1,413,218	(b)
Government National Mortgage Association (GNMA), 2011-H05 FB	0.743%	12/20/60	1,433,258	1,431,659	(b)
Government National Mortgage Association (GNMA), 2011-H06 FA	0.693%	2/20/61	1,431,698	1,426,189	(b)
Government National Mortgage Association (GNMA), 2011-H09 AF	0.743%	3/20/61	385,529	385,086	(b)
Greenpoint Mortgage Funding Trust, 2005-AR1 A2	0.459%	6/25/45	95,699	64,705	(b)
Greenpoint Mortgage Funding Trust, 2005-AR4 A1	0.499%	10/25/45	32,137	21,238	(b)
GSMPS Mortgage Loan Trust, 2005-RP1 1AF	0.589%	1/25/35	255,358	200,300	(b)(c)
GSMPS Mortgage Loan Trust, 2005-RP2 1AF	0.589%	3/25/35	212,471	174,680	(b)(c)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.589%	9/25/35	628,201	495,000	(b)(c)
Harborview Mortgage Loan Trust, 2005-9 2A1A	0.580%	6/20/35	105,659	84,788	(b)
Homestar Mortgage Acceptance Corp., 2004-3 AV1	0.689%	7/25/34	427,809	400,301	(b)
Indymac Index Mortgage Loan Trust, 2005-AR15 A2	4.848%	9/25/35	74,464	55,415	(b)
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP8 AM	5.440%	5/15/45	105,000	111,945
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP9 A3	5.336%	5/15/47	1,565,000	1,730,669
JPMorgan Chase Commercial Mortgage Securities Corp., 2011-C4 XA, IO	1.793%	7/15/46	3,658,752	279,997	(b)(c)
JPMorgan Mortgage Trust, 2004-A3 SF3	2.245%	6/25/34	256,941	253,105	(b)
LB-UBS Commercial Mortgage Trust, 2007-C1 A4	5.424%	2/15/40	104,000	118,240
LB-UBS Commercial Mortgage Trust, 2007-C6 A4	5.858%	7/15/40	30,000	34,186	(b)
LB-UBS Commercial Mortgage Trust, 2007-C7 A3	5.866%	9/15/45	130,000	149,071	(b)
Lehman XS Trust, 2005-7N 1A1B	0.539%	12/25/35	107,733	31,310	(b)
Luminent Mortgage Trust, 2006-1 A1	0.479%	4/25/36	402,674	204,308	(b)
Mach One Trust Commercial Mortgage Backed Securities, 2004-1A X, IO	0.922%	5/28/40	580,716	6,098	(b)(c)(d)(e)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	126,557	129,937	(c)
MASTR Reperforming Loan Trust, 2005-2 1A1F	0.589%	5/25/35	1,023,781	782,755	(b)(c)
Merrill Lynch Mortgage Investors Inc., 2005-A9 3A1	2.786%	12/25/35	75,779	59,422	(b)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-6 A4	5.485%	3/12/51	370,000	401,121	(b)
Morgan Stanley Capital I, 2007-IQ14 A4	5.692%	4/15/49	500,000	550,237	(b)
Morgan Stanley Mortgage Loan Trust, 2004-8AR 4A1	2.728%	10/25/34	515,721	428,602	(b)
Morgan Stanley Mortgage Loan Trust, 2004-8AR 4A2	2.728%	10/25/34	450,018	391,656	(b)
Mortgage IT Trust, 2005-1 1A1	0.559%	2/25/35	960,658	791,550	(b)
Nomura Asset Acceptance Corp., 2004-R3 A1	6.500%	2/25/35	390,825	399,804	(c)
Nomura Asset Acceptance Corp., 2005-AP2 A5	4.976%	5/25/35	550,069	480,312
Prime Mortgage Trust, 2006-DR1 2A1	5.500%	5/25/35	604,477	522,988	(c)
Prime Mortgage Trust, 2006-DR1 2A2	6.000%	5/25/35	365,980	291,770	(c)
RBSSP Resecuritization Trust, 2010-3 4A1	3.214%	12/26/35	208,563	206,601	(b)(c)
Residential Accredit Loans Inc., 2006-QO1O A1	0.399%	1/25/37	1,142,135	635,263	(b)
Wachovia Bank Commercial Mortgage Trust, 2006-C29 A4	5.308%	11/15/48	100,000	112,720
WaMu Mortgage Pass-Through Certificates, 2002-AR19 A6	2.463%	2/25/33	186,339	178,863	(b)
WaMu Mortgage Pass-Through Certificates, 2003-AR9 1A7	2.459%	9/25/33	69,190	69,872	(b)
Washington Mutual Inc. MSC Pass-Through Certificates, 2004-RA1 2A	7.000%	3/25/34	19,330	20,649

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR08 1A1A	0.509%	7/25/45	$82,874	$66,466	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR11 A1A	0.559%	8/25/45	1,091,565	900,770	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR13 A1A1	0.529%	10/25/45	158,909	127,549	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A1	0.509%	12/25/45	308,370	253,680	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A2	0.529%	12/25/45	182,738	144,006	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-HY4 4A1	2.365%	9/25/36	505,842	367,019	(b)
Wells Fargo Mortgage Loan Trust, 2010-RR4 2A1	2.766%	8/27/35	575,578	556,048	(b)(c)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $40,014,567)				36,790,485

CORPORATE BONDS & NOTES - 30.0%
CONSUMER DISCRETIONARY - 1.6%
Automobiles - 0.1%
Daimler Finance NA LLC, Senior Notes	2.625%	9/15/16	410,000	424,384	(c)

Media - 1.5%
Comcast Corp., Notes	6.500%	1/15/15	170,000	194,337
Comcast Corp., Notes	5.875%	2/15/18	900,000	1,070,261
Comcast Corp., Notes	6.450%	3/15/37	80,000	97,654
Comcast Corp., Senior Notes	6.500%	1/15/17	90,000	108,365
Comcast Corp., Senior Notes	5.650%	6/15/35	50,000	55,416
Comcast Corp., Senior Notes	6.950%	8/15/37	30,000	38,269
News America Inc., Senior Notes	4.500%	2/15/21	30,000	32,463
News America Inc., Senior Notes	6.200%	12/15/34	40,000	45,085
News America Inc., Senior Notes	6.650%	11/15/37	30,000	35,005
Reed Elsevier Capital Inc., Notes	8.625%	1/15/19	290,000	373,247
Time Warner Cable Inc., Debentures	7.300%	7/1/38	300,000	382,645
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	630,000	832,973
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	340,000	443,476
Time Warner Cable Inc., Senior Notes	5.875%	11/15/40	430,000	476,061
Time Warner Inc., Senior Notes	4.750%	3/29/21	90,000	100,585
Time Warner Inc., Senior Notes	6.100%	7/15/40	220,000	251,463
Time Warner Inc., Senior Notes	6.250%	3/29/41	40,000	46,684
WPP Finance UK, Senior Notes	8.000%	9/15/14	110,000	126,374

Total Media				4,710,363

TOTAL CONSUMER DISCRETIONARY				5,134,747

CONSUMER STAPLES - 2.6%
Beverages - 0.8%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	420,000	504,083
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	170,000	200,199
Diageo Capital PLC, Senior Bonds	4.828%	7/15/20	960,000	1,120,089
PepsiCo Inc., Senior Notes	7.900%	11/1/18	98,000	133,150
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	780,000	810,496	(c)

Total Beverages				2,768,017

Food & Staples Retailing - 0.8%
CVS Caremark Corp., Senior Notes	6.600%	3/15/19	170,000	211,415
CVS Corp., Pass-Through Trust, Secured Notes	6.943%	1/10/30	633,418	748,096
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	293,049	328,824
Safeway Inc., Senior Notes	3.950%	8/15/20	140,000	135,753
Safeway Inc., Senior Notes	4.750%	12/1/21	350,000	350,790
Wal-Mart Stores Inc., Notes	5.800%	2/15/18	420,000	513,005
Wal-Mart Stores Inc., Notes	6.200%	4/15/38	170,000	223,289

Total Food & Staples Retailing				2,511,172

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Food Products - 0.3%
Cadbury Schweppes US Finance LLC	5.125%	10/1/13	$220,000	$232,405	(c)
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	640,000	750,910

Total Food Products				983,315

Tobacco - 0.7%
Altria Group Inc., Senior Notes	9.250%	8/6/19	410,000	560,235
Altria Group Inc., Senior Notes	4.750%	5/5/21	480,000	529,514
Philip Morris International Inc., Senior Notes	2.900%	11/15/21	480,000	481,191
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	270,000	277,458
Reynolds American Inc., Senior Notes	7.250%	6/1/12	130,000	130,602
Reynolds American Inc., Senior Notes	7.750%	6/1/18	80,000	100,480
Reynolds American Inc., Senior Secured Notes	7.625%	6/1/16	220,000	265,478

Total Tobacco				2,344,958

TOTAL CONSUMER STAPLES				8,607,462

ENERGY - 4.4%
Energy Equipment & Services - 0.7%
Baker Hughes Inc., Senior Notes	7.500%	11/15/18	500,000	666,333
Baker Hughes Inc., Senior Notes	5.125%	9/15/40	570,000	662,753
Transocean Inc., Senior Notes	5.250%	3/15/13	810,000	837,064

Total Energy Equipment & Services				2,166,150

Oil, Gas & Consumable Fuels - 3.7%
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	360,000	428,325
Anadarko Petroleum Corp., Senior Notes	8.700%	3/15/19	160,000	213,154
Apache Corp., Senior Notes	3.250%	4/15/22	100,000	103,455
Apache Corp., Senior Notes	5.100%	9/1/40	530,000	584,766
Apache Corp., Senior Notes	4.750%	4/15/43	60,000	64,196
BP Capital Markets PLC, Senior Notes	5.250%	11/7/13	660,000	702,595
BP Capital Markets PLC, Senior Notes	3.875%	3/10/15	210,000	225,075
BP Capital Markets PLC, Senior Notes	3.561%	11/1/21	50,000	52,429
ConocoPhillips, Notes	6.500%	2/1/39	130,000	176,360
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	300,000	409,344
Devon Energy Corp., Senior Notes	5.600%	7/15/41	580,000	668,394
Enterprise Products Operating LLC, Senior Notes	4.050%	2/15/22	1,180,000	1,249,383
Enterprise Products Operating LLC, Senior Notes	6.125%	10/15/39	40,000	46,256
Enterprise Products Operating LLC, Senior Notes	5.700%	2/15/42	240,000	266,500
Hess Corp., Notes	8.125%	2/15/19	480,000	624,792
Hess Corp., Notes	7.875%	10/1/29	90,000	121,191
Hess Corp., Notes	7.300%	8/15/31	105,000	135,514
Kerr-McGee Corp., Notes	7.875%	9/15/31	640,000	830,214
Kinder Morgan Energy Partners LP, Senior Notes	5.000%	12/15/13	35,000	37,066
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	60,000	69,816
Kinder Morgan Energy Partners LP, Senior Notes	6.850%	2/15/20	200,000	242,254
Noble Energy Inc., Senior Notes	4.150%	12/15/21	640,000	670,891
Occidental Petroleum Corp., Senior Notes	3.125%	2/15/22	340,000	350,050
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	634,000	749,705
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	250,000	262,958
Petrobras International Finance Co., Senior Notes	6.125%	10/6/16	80,000	91,357
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	295,000	330,742
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	1,210,000	1,331,520
Shell International Finance BV, Senior Notes	4.375%	3/25/20	530,000	613,526
Williams Cos. Inc., Debentures	7.500%	1/15/31	49,000	59,804
Williams Cos. Inc., Notes	7.875%	9/1/21	127,000	161,687
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	26,000	31,864
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	296,000	401,016

Total Oil, Gas & Consumable Fuels				12,306,199

TOTAL ENERGY				14,472,349

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
FINANCIALS - 14.7%
Capital Markets - 2.5%
Bear Stearns Co. Inc., Senior Notes	6.400%	10/2/17	$730,000	$852,916
Goldman Sachs Capital II, Junior Subordinated Bonds	5.793%	6/1/43	30,000	20,775	(b)
Goldman Sachs Group Inc., Senior Notes	3.625%	8/1/12	90,000	90,633
Goldman Sachs Group Inc., Senior Notes	5.450%	11/1/12	140,000	143,103
Goldman Sachs Group Inc., Senior Notes	4.750%	7/15/13	20,000	20,671
Goldman Sachs Group Inc., Senior Notes	5.250%	10/15/13	130,000	135,556
Goldman Sachs Group Inc., Senior Notes	6.000%	5/1/14	560,000	595,793
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	480,000	498,834
Goldman Sachs Group Inc., Senior Notes	6.000%	6/15/20	380,000	407,167
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	100,000	101,380
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	810,000	825,839
Kaupthing Bank HF, Senior Notes	5.750%	10/4/11	1,030,000	267,800	(c)(e)(f)(g)
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	360,000	93,600	(c)(e)(g)
Kaupthing Bank HF, Subordinated Notes	7.125%	5/19/16	440,000	0	(c)(d)(e)(g)(h)
Lehman Brothers Holdings Capital Trust VII	5.857%	6/14/12	130,000	0	(b)(d)(e)(g)(h)(i)
Lehman Brothers Holdings Inc., Medium-Term Notes	6.750%	12/28/17	1,230,000	0	(d)(e)(g)(h)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	1,460,000	0	(d)(e)(g)(h)
Merrill Lynch & Co. Inc., Notes	6.875%	4/25/18	1,090,000	1,216,136
Morgan Stanley, Medium-Term Notes	0.916%	10/18/16	180,000	154,634	(b)
Morgan Stanley, Medium-Term Notes	5.550%	4/27/17	970,000	987,876
Morgan Stanley, Senior Notes	4.750%	3/22/17	60,000	59,956
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	530,000	562,326
UBS AG, Senior Notes	2.250%	1/28/14	250,000	251,404
UBS AG Stamford CT, Medium-Term Notes	5.750%	4/25/18	940,000	1,034,761

Total Capital Markets				8,321,160

Commercial Banks - 3.6%
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	3.850%	1/22/15	390,000	414,186	(c)
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	170,000	171,341	(c)
BBVA US Senior SAU, Senior Notes	3.250%	5/16/14	590,000	575,606
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	340,000	356,842	(c)
Commonwealth Bank of Australia, Senior Notes	5.000%	10/15/19	140,000	153,761	(c)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Senior Notes	3.375%	1/19/17	660,000	681,754
Credit Agricole SA, Senior Notes	2.625%	1/21/14	310,000	305,053	(c)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	740,000	654,900	(b)(c)(i)
Glitnir Banki HF, Subordinated Bonds	7.451%	9/14/16	350,000	0	(c)(d)(e)(g)(h)(i)
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	420,000	0	(b)(c)(d)(e)(g)(h)
HBOS Capital Funding LP, Tier 1 Notes, Perpetual Bonds	6.071%	6/30/14	130,000	87,750	(b)(c)(i)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	240,000	222,201	(c)
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	930,000	41,850	(c)(e)(f)(g)
Lloyds TSB Bank PLC, Senior Notes	6.375%	1/21/21	160,000	173,260
Lloyds TSB Bank PLC, Subordinated Notes	6.500%	9/14/20	100,000	95,889	(c)
Nordea Bank AB, Senior Notes	3.700%	11/13/14	250,000	259,226	(c)
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	630,000	606,165	(c)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	335,000	427,630	(b)(c)(i)
Resona Preferred Global Securities Cayman Ltd., Junior Subordinated Bonds	7.191%	7/30/15	140,000	145,658	(b)(c)(i)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes, Medium Term Notes	7.640%	9/29/17	100,000	67,750	(b)(i)(g)
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	420,000	440,525
Royal Bank of Scotland Group PLC, Subordinated Notes	5.050%	1/8/15	10,000	9,693
Royal Bank of Scotland PLC, Senior Notes	3.950%	9/21/15	590,000	598,328
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	200,000	190,128	(c)
Santander US Debt SA Unipersonal, Senior Notes	3.781%	10/7/15	100,000	96,016	(c)
Sumitomo Mitsui Banking Corp., Senior Notes	3.150%	7/22/15	520,000	543,620	(c)
Sumitomo Mitsui Banking Corp., Senior Notes	3.100%	1/14/16	200,000	209,013	(c)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Commercial Banks - continued
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	6/14/12	$1,250,000	$1,164,063	(b)(i)
Wachovia Corp., Medium Term Notes	5.500%	5/1/13	620,000	649,078
Wachovia Corp., Senior Notes	5.750%	6/15/17	170,000	198,457
Wells Fargo & Co., Senior Notes	3.676%	6/15/16	290,000	311,423
Wells Fargo & Co., Senior Notes	2.100%	5/8/17	660,000	659,472
Wells Fargo & Co., Senior Notes	4.600%	4/1/21	70,000	77,031
Wells Fargo Bank NA, Subordinated Notes	5.950%	8/26/36	640,000	729,466
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	360,000	365,195

Total Commercial Banks				11,682,330

Consumer Finance - 1.3%
Ally Financial Inc., Notes	2.200%	12/19/12	560,000	567,313
American Express Co., Subordinated Debentures	6.800%	9/1/66	370,000	379,343	(b)
American Express Credit Corp., Medium-Term Notes	5.875%	5/2/13	140,000	146,936
American Express Credit Corp., Senior Notes	5.125%	8/25/14	770,000	836,146
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	730,000	789,700
John Deere Capital Corp., Notes	2.250%	4/17/19	370,000	374,292
SLM Corp., Medium-Term Notes, Senior Notes	5.625%	8/1/33	1,290,000	1,077,150

Total Consumer Finance				4,170,880

Diversified Financial Services - 5.7%
Air 2 US, Notes	8.027%	10/1/19	229,082	231,372	(c)
Bank of America Corp., Senior Notes	4.875%	9/15/12	40,000	40,521
Bank of America Corp., Senior Notes	6.500%	8/1/16	1,030,000	1,127,170
Bank of America Corp., Senior Notes	3.875%	3/22/17	130,000	129,818
Bank of America Corp., Senior Notes	5.000%	5/13/21	360,000	358,960
Boeing Capital Corp., Senior Notes	4.700%	10/27/19	200,000	235,079
Citigroup Funding Inc.	2.125%	7/12/12	640,000	642,502
Citigroup Funding Inc., Notes	2.250%	12/10/12	630,000	638,173
Citigroup Inc., Notes	6.500%	8/19/13	410,000	432,431
Citigroup Inc., Senior Notes	6.000%	12/13/13	790,000	834,440
Citigroup Inc., Senior Notes	6.375%	8/12/14	60,000	64,738
Citigroup Inc., Senior Notes	5.500%	10/15/14	100,000	106,625
Citigroup Inc., Senior Notes	6.010%	1/15/15	330,000	357,333
Citigroup Inc., Senior Notes	6.000%	8/15/17	210,000	233,016
Citigroup Inc., Senior Notes	5.375%	8/9/20	20,000	21,524
Citigroup Inc., Senior Notes	6.875%	3/5/38	570,000	665,617
Citigroup Inc., Subordinated Notes	5.000%	9/15/14	920,000	951,955
General Electric Capital Corp., Medium-Term Notes	5.450%	1/15/13	1,320,000	1,365,514
General Electric Capital Corp., Notes	5.300%	2/11/21	60,000	66,186
General Electric Capital Corp., Senior Notes	2.125%	12/21/12	1,890,000	1,913,296
General Electric Capital Corp., Senior Notes	4.375%	9/16/20	120,000	128,818
General Electric Capital Corp., Senior Notes	4.625%	1/7/21	240,000	260,794
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	770,000	978,145
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	970,000	1,000,312	(b)
ILFC E-Capital Trust II, Bonds	6.250%	12/21/65	20,000	14,900	(b)(c)
International Lease Finance Corp., Senior Secured Notes	6.500%	9/1/14	210,000	224,175	(c)
International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	1,090,000	1,182,650	(c)
JPMorgan Chase & Co., Senior Notes	4.350%	8/15/21	70,000	73,432
JPMorgan Chase & Co., Subordinated Notes	5.125%	9/15/14	170,000	182,679
JPMorgan Chase & Co., Subordinated Notes	5.150%	10/1/15	160,000	175,354
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	1,930,000	2,202,093
MassMutual Global Funding II, Senior Secured Notes	5.250%	7/31/18	440,000	487,364	(c)
McGuire Air Force Base/Fort Dix Privatized Military Housing Project, Bonds	5.611%	9/15/51	590,000	534,847	(c)
MUFG Capital Finance 1 Ltd., Preferred Securities	6.346%	7/25/16	100,000	105,429	(b)(i)
Private Export Funding Corp.	3.550%	4/15/13	730,000	752,549

Total Diversified Financial Services				18,719,811

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Insurance - 1.3%
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/37	$610,000	$556,235
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	100,000	110,249
American International Group Inc., Senior Notes	3.750%	11/30/13	200,000	202,562	(c)
American International Group Inc., Senior Notes	6.400%	12/15/20	230,000	264,638
ASIF Global Financing XIX	4.900%	1/17/13	20,000	20,289	(c)
Berkshire Hathaway Inc., Senior Notes	3.200%	2/11/15	90,000	95,902
Chubb Corp., Senior Notes	5.750%	5/15/18	645,000	789,791
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	1,625,000	1,597,723
Teachers Insurance & Annuity Association of America - College Retirement Equity Fund, Notes	6.850%	12/16/39	410,000	515,358	(c)
Willis North America Inc., Senior Notes	5.625%	7/15/15	130,000	140,485

Total Insurance				4,293,232

Thrifts & Mortgage Finance - 0.3%
Countrywide Financial Corp., Medium-Term Notes	5.800%	6/7/12	20,000	20,090
Countrywide Financial Corp., Subordinated Notes	6.250%	5/15/16	830,000	861,445

Total Thrifts & Mortgage Finance				881,535

TOTAL FINANCIALS				48,068,948

HEALTH CARE - 1.4%
Health Care Equipment & Supplies - 0.1%
Medtronic Inc., Senior Notes	4.450%	3/15/20	230,000	263,257
Medtronic Inc., Senior Notes	3.125%	3/15/22	40,000	41,089

Total Health Care Equipment & Supplies				304,346

Health Care Providers & Services - 0.4%
UnitedHealth Group Inc., Senior Notes	3.875%	10/15/20	210,000	227,538
UnitedHealth Group Inc., Senior Notes	5.800%	3/15/36	120,000	141,811
UnitedHealth Group Inc., Senior Notes	5.700%	10/15/40	210,000	248,916
WellPoint Inc., Notes	5.875%	6/15/17	40,000	47,105
WellPoint Inc., Notes	7.000%	2/15/19	190,000	239,918
WellPoint Inc., Senior Notes	6.000%	2/15/14	520,000	564,990

Total Health Care Providers & Services				1,470,278

Life Sciences Tools & Services - 0.0%
Thermo Fisher Scientific Inc., Senior Notes	3.600%	8/15/21	150,000	162,040

Pharmaceuticals - 0.9%
Aristotle Holding Inc., Senior Notes	3.500%	11/15/16	1,050,000	1,110,631	(c)
Pfizer Inc., Senior Notes	6.200%	3/15/19	460,000	580,337
Roche Holdings Inc., Senior Notes	6.000%	3/1/19	320,000	398,296	(c)
Teva Pharmaceutical Finance Co. BV, Senior Notes	3.650%	11/10/21	100,000	103,834
Teva Pharmaceutical Finance IV BV, Senior Notes	3.650%	11/10/21	490,000	508,786
Wyeth, Notes	5.950%	4/1/37	70,000	90,168

Total Pharmaceuticals				2,792,052

TOTAL HEALTH CARE				4,728,716

INDUSTRIALS - 0.7%
Aerospace & Defense - 0.2%
Boeing Co., Senior Notes	6.000%	3/15/19	250,000	311,675
Boeing Co., Senior Notes	4.875%	2/15/20	120,000	143,697
Raytheon Co., Senior Notes	3.125%	10/15/20	170,000	176,861

Total Aerospace & Defense				632,233

Air Freight & Logistics - 0.2%
United Parcel Service Inc., Senior Notes	3.125%	1/15/21	570,000	607,339

Airlines - 0.2%
Continental Airlines Inc., Senior Secured Notes	6.648%	3/15/19	247,851	258,087
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	219,880	238,021
JetBlue Airways Corp., Pass-Through Certificates	0.878%	8/15/16	151,688	139,932	(b)
JetBlue Airways Corp., Pass-Through Certificates	0.953%	11/15/16	300,000	259,500	(b)

Total Airlines				895,540

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Commercial Services & Supplies - 0.1%
Allied Waste North America Inc., Senior Notes	6.875%	6/1/17	$100,000	$103,985
Waste Management Inc., Senior Notes	7.375%	5/15/29	80,000	105,859

Total Commercial Services & Supplies				209,844

Industrial Conglomerates - 0.0%
United Technologies Corp., Senior Notes	5.400%	5/1/35	20,000	23,084

TOTAL INDUSTRIALS				2,368,040

MATERIALS - 2.0%
Chemicals - 0.2%
Ecolab Inc., Senior Notes	4.350%	12/8/21	130,000	142,042
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	90,000	103,577
PPG Industries Inc., Senior Notes	6.650%	3/15/18	310,000	383,102

Total Chemicals				628,721

Metals & Mining - 1.7%
Barrick Gold Corp., Senior Notes	6.950%	4/1/19	210,000	258,619
Barrick Gold Corp., Senior Notes	3.850%	4/1/22	150,000	155,471	(c)
Barrick North America Finance LLC, Senior Notes	4.400%	5/30/21	390,000	420,858
BHP Billiton Finance USA Ltd., Senior Notes	6.500%	4/1/19	550,000	697,215
BHP Billiton Finance USA Ltd., Senior Notes	3.250%	11/21/21	300,000	310,986
Freeport-McMoRan Copper & Gold Inc., Senior Notes	3.550%	3/1/22	530,000	524,762
Rio Tinto Finance USA Ltd., Notes	6.500%	7/15/18	140,000	173,460
Rio Tinto Finance USA Ltd., Senior Notes	1.875%	11/2/15	60,000	61,418
Rio Tinto Finance USA Ltd., Senior Notes	2.500%	5/20/16	220,000	228,835
Rio Tinto Finance USA Ltd., Senior Notes	3.500%	11/2/20	680,000	706,890
Rio Tinto Finance USA Ltd., Senior Notes	4.125%	5/20/21	130,000	141,296
Rio Tinto Finance USA Ltd., Senior Notes	3.750%	9/20/21	180,000	191,114
Vale Overseas Ltd., Notes	8.250%	1/17/34	200,000	267,799
Vale Overseas Ltd., Notes	6.875%	11/21/36	180,000	215,138
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	1,244,000	1,280,786

Total Metals & Mining				5,634,647

Paper & Forest Products - 0.1%
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	200,000	204,643	(c)
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	40,000	40,929	(c)

Total Paper & Forest Products				245,572

TOTAL MATERIALS				6,508,940

TELECOMMUNICATION SERVICES - 1.5%
Diversified Telecommunication Services - 1.3%
AT&T Corp., Senior Notes	8.000%	11/15/31	4,000	5,751
AT&T Inc., Global Notes	5.500%	2/1/18	570,000	673,122
AT&T Inc., Global Notes	5.600%	5/15/18	30,000	35,703
AT&T Inc., Senior Notes	3.875%	8/15/21	140,000	150,917
AT&T Inc., Senior Notes	5.350%	9/1/40	655,000	718,626
AT&T Inc., Senior Notes	5.550%	8/15/41	20,000	22,918
BellSouth Corp., Notes	4.750%	11/15/12	10,000	10,224
BellSouth Corp., Notes	6.875%	10/15/31	370,000	453,850
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	375,000	425,007
Koninklijke KPN NV, Senior Notes	8.375%	10/1/30	200,000	262,302
SBC Communications Inc., Notes	5.100%	9/15/14	90,000	98,904
Telefonica Emisiones SAU, Senior Notes	5.877%	7/15/19	90,000	88,886
Verizon Communications Inc., Senior Notes	6.100%	4/15/18	280,000	340,481
Verizon Communications Inc., Senior Notes	8.750%	11/1/18	160,000	218,843
Verizon Communications Inc., Senior Notes	3.500%	11/1/21	220,000	230,700
Verizon Communications Inc., Senior Notes	6.000%	4/1/41	280,000	340,573
Verizon Global Funding Corp., Notes	7.750%	12/1/30	230,000	318,612

Total Diversified Telecommunication Services				4,395,419

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Wireless Telecommunication Services - 0.2%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	$200,000	$236,693
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	130,000	147,512
Cellco Partnership/Verizon Wireless Capital LLC, Senior Notes	8.500%	11/15/18	70,000	96,515
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	30,000	25,575

Total Wireless Telecommunication Services				506,295

TOTAL TELECOMMUNICATION SERVICES				4,901,714

UTILITIES - 1.1%
Electric Utilities - 0.9%
Duke Energy Corp., Senior Notes	5.625%	11/30/12	700,000	720,404
Exelon Corp., Bonds	5.625%	6/15/35	360,000	396,695
FirstEnergy Corp., Notes	7.375%	11/15/31	875,000	1,102,434
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	210,000	259,498
Pacific Gas & Electric Co., Senior Notes	8.250%	10/15/18	260,000	350,641
Pacific Gas & Electric Co., Senior Notes	5.800%	3/1/37	20,000	24,257
Progress Energy Inc., Senior Notes	3.150%	4/1/22	160,000	160,129

Total Electric Utilities				3,014,058

Gas Utilities - 0.0%
Southern Natural Gas Co., Senior Notes	5.900%	4/1/17	30,000	34,373	(c)

Multi-Utilities - 0.2%
Dominion Resources Inc., Senior Notes	5.700%	9/17/12	645,000	657,178

TOTAL UTILITIES				3,705,609

TOTAL CORPORATE BONDS & NOTES (Cost - $96,985,531)				98,496,525

MUNICIPAL BONDS - 1.4%
California - 0.4%
California State, GO, Build America Bonds	7.300%	10/1/39	280,000	353,906
Los Angeles, CA, Department of Water & Power Revenue, Build America Bonds	6.574%	7/1/45	210,000	287,032
Santa Clara Valley Transportation Authority, Sales Tax Revenue, Build America Bonds	5.876%	4/1/32	300,000	368,145
University of California Revenues	4.858%	5/15/12	300,000	306,114

Total California				1,315,197

Florida - 0.2%
Florida Educational Loan Marketing Corp., Education Loan Revenue	0.495%	12/1/38	900,000	675,000	(b)(j)

Georgia - 0.1%
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	180,000	204,639
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project M	6.655%	4/1/57	100,000	112,325

Total Georgia				316,964

Illinois - 0.2%
Cook County, IL, GO, Build America Bonds	6.229%	11/15/34	50,000	56,422
Illinois State, GO	5.665%	3/1/18	300,000	332,622
Illinois State, GO	5.877%	3/1/19	310,000	345,033

Total Illinois				734,077

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Ohio - 0.0%
American Municipal Power-Ohio Inc., OH, Revenue., Build America Bonds, Meldhal Hydroelectric	6.270%	2/15/50	$50,000	$56,054

Oregon - 0.0%
Oregon State, GO, Taxable Pension	5.892%	6/1/27	100,000	125,344

Pennsylvania - 0.5%
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	1.241%	6/1/47	1,600,000	1,476,000	(b)(d)

TOTAL MUNICIPAL BONDS (Cost - $4,404,822)				4,698,636

SOVEREIGN BONDS - 0.2%
Mexico - 0.2%
United Mexican States, Medium-Term Notes	5.625%	1/15/17	4,000	4,690
United Mexican States, Medium-Term Notes	6.750%	9/27/34	219,000	292,913
United Mexican States, Medium-Term Notes	6.050%	1/11/40	112,000	140,280

TOTAL SOVEREIGN BONDS (Cost - $365,740)				437,883

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 18.9%
U.S. Government Agencies - 3.7%
Farmer Mac, Guaranteed Trust	5.125%	4/19/17	900,000	1,062,390	(c)
Federal National Mortgage Association (FNMA), Bonds	6.625%	11/15/30	365,000	534,552
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	2,010,000	1,621,290
Federal National Mortgage Association (FNMA), Notes	1.125%	4/27/17	290,000	291,109
Federal National Mortgage Association (FNMA), Notes	6.000%	4/18/36	110,000	128,810
Federal National Mortgage Association (FNMA), Senior Notes	3.625%	2/12/13	360,000	369,526
Federal National Mortgage Association (FNMA), STRIPS	0.000%	2/1/19	210,000	173,196
Federal National Mortgage Association (FNMA), Subordinated Notes	5.250%	8/1/12	730,000	738,372
Federal National Mortgage Association (FNMA), Subordinated Notes	4.625%	5/1/13	670,000	699,416
Financing Corp. (FICO) Strip, Bonds	0.000%	11/2/18	410,000	367,058
Financing Corp. (FICO) Strip, Debentures	0.000%	2/8/18	120,000	110,150
Financing Corp. (FICO) Strip, Debentures	0.000%	5/11/18	440,000	400,739
Financing Corp. (FICO) Strip, Debentures	0.000%	8/3/18	710,000	641,478
Financing Corp. (FICO) Strip, Debentures	0.000%	3/7/19	2,360,000	2,088,274
Financing Corp. (FICO) Strip, Debentures	0.000%	6/6/19	60,000	52,601
Financing Corp. (FICO) Strip, Notes	0.000%	4/6/18	350,000	319,709
Financing Corp. (FICO) Strip, Notes	0.000%	8/3/18	420,000	379,466
Financing Corp. (FICO) Strip, Notes	0.000%	9/26/19	930,000	805,591
Tennessee Valley Authority, Bonds	5.980%	4/1/36	780,000	1,046,425
Tennessee Valley Authority, Notes	5.250%	9/15/39	270,000	337,092

Total U.S. Government Agencies				12,167,244

U.S. Government Obligations - 15.2%
U.S. Treasury Bonds	4.375%	5/15/40	3,630,000	4,551,112
U.S. Treasury Bonds	4.375%	5/15/41	620,000	777,713
U.S. Treasury Bonds	3.125%	11/15/41	4,250,000	4,263,944
U.S. Treasury Notes	1.375%	2/15/13	80,000	80,759
U.S. Treasury Notes	0.500%	5/31/13	20,000	20,066
U.S. Treasury Notes	0.125%	8/31/13	10,000	9,987

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
U.S. Government Obligations - continued
U.S. Treasury Notes	1.875%	2/28/14	$380,000	$391,207
U.S. Treasury Notes	0.375%	3/15/15	250,000	250,039
U.S. Treasury Notes	1.500%	6/30/16	560,000	579,775
U.S. Treasury Notes	1.000%	8/31/16	420,000	425,972
U.S. Treasury Notes	1.000%	9/30/16	480,000	486,563
U.S. Treasury Notes	1.000%	3/31/17	9,260,000	9,354,045
U.S. Treasury Notes	1.375%	2/28/19	12,700,000	12,789,294
U.S. Treasury Notes	1.500%	3/31/19	10,350,000	10,492,312
U.S. Treasury Notes	1.250%	4/30/19	2,150,000	2,140,258
U.S. Treasury Notes	2.000%	2/15/22	20,000	20,153
U.S. Treasury Strip Principal (STRIPS)	0.000%	11/15/21	2,470,000	2,056,490
U.S. Treasury Strip Principal (STRIPS)	0.000%	5/15/30	1,720,000	1,022,036

Total U.S. Government Obligations				49,711,725

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $58,566,959)				61,878,969

U.S. TREASURY INFLATION PROTECTED SECURITIES - 1.7%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	621,919	812,722
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	596,378	753,392
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/27	237,038	313,890
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	1,673,302	2,065,483	(k)
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	678,541	926,261
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	304,627	484,691

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $4,053,204)				5,356,439

			SHARES
CONVERTIBLE PREFERRED STOCKS - 0.0%
FINANCIALS - 0.0%
Thrifts & Mortgage Finance - 0.0%
Federal National Mortgage Association (FNMA) (Cost - $95,000)	5.375%		1	2,900	*

		EXPIRATION DATE	CONTRACTS/ NOTIONAL AMOUNT
PURCHASED OPTIONS - 0.0%
Credit default swaption with Barclays Capital Inc. to buy protection on Markit CDX.NA.IG.18 Index, Put @ $100.00		6/20/12	6,474,000	18,961
Eurodollar Mid Curve 2-Year Futures, Put @ $98.75		12/14/12	120	45,000
Eurodollar Mid Curve 2-Year Futures, Put @ $99.00		9/14/12	32	9,000
U.S. Treasury 10-Year Notes Futures, Call @ $132.00		6/22/12	21	11,813
U.S. Treasury 10-Year Notes Futures, Call @ $133.00		8/24/12	36	21,937

TOTAL PURCHASED OPTIONS (Cost - $154,161)				106,711

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $312,622,471)				315,160,819

		MATURITY DATE	FACE AMOUNT
SHORT-TERM INVESTMENTS - 11.8%
U.S. Government Agencies - 11.8%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.080%	7/11/12	$13,690,000	13,688,385	(l)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.120%	9/11/12	10,000,000	9,997,050	(l)
Federal National Mortgage Association (FNMA), Discount Notes	0.110%	7/2/12	15,030,000	15,028,451	(l)

TOTAL SHORT-TERM INVESTMENTS (Cost - $38,710,595)				38,713,886

TOTAL INVESTMENTS - 107.9% (Cost - $351,333,066#)				353,874,705
Liabilities in Excess of Other Assets - (7.9)%				(25,889,394)

TOTAL NET ASSETS - 100.0%				$327,985,311

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2012

*	Non-income producing security.

(a)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(e)	Illiquid security.

(f)	The maturity principal is currently in default as of April 30, 2012.

(g)	The coupon payment on these securities is currently in default as of April 30, 2012.

(h)	Value is less than $1.

(i)	Security has no maturity date. The date shown represents the next call date.

(j)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(k)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(l)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

GO	— General Obligation
IO	— Interest Only
REMIC	— Real Estate Mortgage Investment Conduit
STRIPS	— Separate Trading of Registered Interest and Principal Securities

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS/ NOTIONAL AMOUNT	VALUE
SCHEDULE OF WRITTEN OPTIONS
Credit default swaption with Barclays Capital Inc. to sell protection on Markit CDX.NA.IG.18 Index, Call	6/20/12	$90.00	6,474,000	$9,375
Credit default swaption with Barclays Capital Inc. to sell protection on Markit CDX.NA.IG.18 Index, Put	6/20/12	125.00	6,474,000	4,598
Eurodollar Mid Curve 2-Year Futures, Put	9/14/12	98.75	32	4,800
Eurodollar Mid Curve 2-Year Futures, Put	12/14/12	98.25	120	19,500
U.S. Treasury 10-Year Notes Futures, Call	6/22/12	133.50	21	3,609
U.S. Treasury 10-Year Notes Futures, Put	5/25/12	126.00	27	422

TOTAL WRITTEN OPTIONS (Premiums received - $88,391)				$42,304

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Legg Mason Western Asset Core Bond Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
Mortgage-backed securities	—	$100,405,813	—		$100,405,813
Asset-backed securities	—	6,986,458	—		6,986,458
Collateralized mortgage obligations	—	36,790,485	—		36,790,485
Corporate bonds & notes	—	98,496,525	$0	*	98,496,525
Municipal bonds	—	4,698,636	—		4,698,636
Sovereign bonds	—	437,883	—		437,883
U.S. government & agency obligations	—	61,878,969	—		61,878,969
U.S. treasury inflation protected securities	—	5,356,439	—		5,356,439
Convertible preferred stocks	$2,900	—	—		2,900
Purchased options	87,750	18,961	—		106,711

Total long-term investments	$90,650	$315,070,169	$0	*	$315,160,819

Short-term investments†	—	38,713,886	—		38,713,886

Total investments	$90,650	353,784,055	$0	*	$353,874,705

Other financial instruments:
Futures contracts	$88,273	—	—		$88,273
Credit default swaps on credit indices - sell protection‡	—	$8,117	—		8,117
Credit default swaps on credit indices - buy protection‡	—	454,041	—		454,041

Total other financial instruments	$88,273	$462,158	—		$550,431

Total	$178,923	$354,246,213	$0	*	$354,425,136

Notes to Schedule of Investments (unaudited) (continued)

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Written options	$28,331	$13,973	—	$42,304
Futures contracts	552,957	—	—	552,957
Credit default swaps on credit indices - sell protection‡	—	430,351	—	430,351
Total return swaps‡	—	1,901	—	1,901

Total	$581,288	$446,225	—	$1,027,513

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

*	Value is less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	ASSET- BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	CORPORATE BONDS & NOTES		MUNICIPAL BONDS	TOTAL
Balance as of July 31, 2011	$980,000	$338,396	$0	*	$2,402,250	$3,720,646
Accrued premiums/discounts	868	—	—		6,962	7,830
Realized gain (loss)(1)	—	—	—		30,427	30,427
Change in unrealized appreciation (depreciation)(2)	(446)	24,192	—		(63,639)	(39,893)
Purchases	—	1,821	—		—	1,821
Sales	—	(30,466)	—		(225,000)	(255,466)
Transfers into Level 3(3)	—	—	0	*	—	0 *
Transfers out of Level 3(4)	(980,422)	(333,943)	—		(2,151,000)	(3,465,365)

Balance as of April 30, 2012	—	—	$0	*	—	$0 *

Net change in unrealized appreciation (depreciation) for investments in securities still held at April 30, 2012(2)	—	—	—		—	—

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Value is less than $1.

(1)	This amount is included in net realized gain (loss) from investment transactions.

(2)	Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(3)	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

(4)	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Notes to Schedule of Investments (unaudited) (continued)

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(f) Securities traded on a to-be-announced basis. The Fund may trade securities on a TBA basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(g) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

Notes to Schedule of Investments (unaudited) (continued)

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(h) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(i) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of April 30, 2012, the total notional value of all credit default swaps to sell protection is $8,262,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the period ended April 30, 2012, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Notes to Schedule of Investments (unaudited) (continued)

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(j) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the statement of assets and liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the

Notes to Schedule of Investments (unaudited) (continued)

foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of April 30, 2012, the Fund held written options, credit default swaps and total return swaps with credit related contingent features which had a liability position of $474,556. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(m) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(n) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At April 30, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$15,928,115
Gross unrealized depreciation	(13,386,476)

Net unrealized appreciation	$2,541,639

At April 30, 2012, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury 2-Year Notes	76	6/12	$16,743,982	$16,761,563	$17,581
U.S. Treasury 5-Year Notes	105	6/12	12,954,880	12,998,672	43,792
U.S. Treasury Ultra Long-Term Bonds	38	6/12	5,969,975	5,996,875	26,900

					88,273

Contracts to Sell:
90-Day Eurodollar	10	6/12	$2,479,030	$2,488,125	$(9,095)
U.S. Treasury 10-Year Notes	299	6/12	39,070,286	39,552,094	(481,808)
U.S. Treasury 30-Year Bonds	72	6/12	10,224,946	10,287,000	(62,054)

					$(552,957)

Net unrealized loss on open futures contracts					$(464,684)

Notes to Schedule of Investments (unaudited) (continued)

During the period ended April 30, 2012, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Amount	Premiums
Written options, outstanding as of July 31, 2011	265	$122,333
Options written	12,948,740	369,128
Options closed	(511)	(277,867)
Options exercised	(15)	(12,842)
Options expired	(279)	(112,361)

Written options, outstanding as of April 30, 2012	12,948,200	$88,391

At April 30, 2012, the Fund held TBA securities with a total cost of $53,685,427.

At April 30, 2012, the Fund held the following open swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Bank of America Securities LLC (CMBX 2 2006-2 AAA Index)	$519,000	3/15/49	0.070% quarterly	$(29,194)	$(30,273)	$1,079
Barclays Capital Inc. (Markit CDX.NA.IG.18)	3,496,000	6/20/17	1.00% quarterly	8,117	(1,708)	9,825
Credit Suisse First Boston Inc. (CMBX 2 2006-2 AAA Index)	284,000	3/15/49	0.070% monthly	(15,975)	(16,572)	597
Credit Suisse First Boston Inc. (CMBX 4 2007-2 AAA Index)	170,000	2/17/51	0.350% quarterly	(13,352)	(13,793)	441
Credit Suisse First Boston Inc. (CMBX NA AM 1)	173,000	10/12/52	0.500% monthly	(16,046)	(15,765)	(281)
Credit Suisse First Boston Inc. (CMBX NA AM 1)	248,000	10/12/52	0.500% monthly	(23,002)	(24,035)	1,033
Credit Suisse First Boston Inc. (CMBX NA AM 1)	620,000	10/12/52	0.500% monthly	(57,505)	(26,853)	(30,652)
Credit Suisse First Boston Inc. (CMBX NA AM 2)	368,000	3/15/49	0.500% monthly	(48,530)	(76,098)	27,568
Goldman Sachs Group Inc. (CMBX 3 2007-1 AAA)	244,000	12/13/49	0.080% monthly	(17,690)	(28,459)	10,769
Goldman Sachs Group Inc. (CMBX NA AM 1)	152,000	10/12/52	0.500% monthly	(14,098)	(13,805)	(293)
Goldman Sachs Group Inc. (CMBX NA AM 1)	282,000	10/12/52	0.500% monthly	(26,156)	(12,385)	(13,771)
Goldman Sachs Group Inc. (CMBX NA AM 2)	375,000	3/15/49	0.500% monthly	(49,453)	(81,567)	32,114
JPMorgan Chase & Co. (CMBX NA AM 1)	307,000	10/12/52	0.500% monthly	(28,474)	(29,565)	1,091
Morgan Stanley & Co. Inc. (CMBX 2 2006-2 AAA Index)	150,000	3/15/49	0.070% monthly	(8,438)	(8,195)	(243)
UBS Warburg LLC (CMBX 2 2006-2 AAA Index)	434,000	3/15/49	0.070% monthly	(24,413)	(24,789)	376
UBS Warburg LLC (CMBX NA AM 2)	197,000	3/15/49	0.500% monthly	(25,979)	(35,562)	9,583
UBS Warburg LLC (CMBX NA AM 2)	243,000	3/15/49	0.500% monthly	(32,046)	(48,361)	16,315

Total	$8,262,000			$(422,234)	$(487,785)	$65,551

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[4]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Citigroup Global Markets (CMBX 4 2007-2 AAA)	$211,000	2/17/51	0.350% monthly	$16,572	$24,883	$(8,311)
Credit Suisse First Boston Inc. (CMBX 1 2006-1 AAA Index)	806,000	10/12/52	0.100% monthly	31,350	35,831	(4,481)
Credit Suisse First Boston Inc. (CMBX 1 2006-1 AAA Index)	398,000	10/12/52	0.100% monthly	15,481	15,327	154
Credit Suisse First Boston Inc. (CMBX 1 2006-1 AAA)	428,000	10/12/52	0.100% monthly	16,647	17,072	(425)

Notes to Schedule of Investments (unaudited) (continued)

Credit Suisse First Boston Inc. (CMBX NA AM 4 Index)	440,000	2/17/51	0.500% monthly	86,863	40,208	46,655
Credit Suisse First Boston Inc. (CMBX NA AM 4 Index)	430,000	2/17/51	0.500% monthly	84,889	40,596	44,293
Goldman Sachs Group Inc. (CMBX 1 2006-1 AAA Index)	369,000	10/12/52	0.100% monthly	14,353	14,944	(591)
Goldman Sachs Group Inc. (CMBX 1 2006-1 AAA)	1,097,000	10/12/52	0.100% monthly	42,669	56,664	(13,995)
JPMorgan Securities Inc. (CMBX 1 2006-1 AAA Index)	425,000	10/12/52	0.100% quarterly	16,531	14,344	2,187
Morgan Stanley & Co. Inc. (CMBX 1 2006-1 AAA Index)	727,000	10/12/52	0.100% quarterly	28,277	27,988	289
Morgan Stanley & Co. Inc. (CMBX 1 2006-1 AAA)	601,000	10/12/52	0.100% monthly	23,376	31,044	(7,668)
Morgan Stanley & Co. Inc. (CMBX 1 2006-1 AAA)	402,000	10/12/52	0.100% monthly	15,636	19,781	(4,145)
UBS Warburg LLC (CMBX 4 2007-2 AM Index)	175,000	2/17/51	0.500% monthly	34,548	33,480	1,068
UBS Warburg LLC (CMBX 4 2007-2 AM Index)	136,000	2/17/51	0.500% monthly	26,849	26,522	327

Total	$6,645,000			$454,041	$398,684	$55,357

TOTAL RETURN SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	PERIODIC PAYMENTS RECEIVED BY THE FUND*	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Goldman Sachs Group Inc.	$492,253	1/12/40	1-month LIBOR	IOS.FN30.450.09	$(3,532)	$1,631

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

‡	Percentage shown is an annual percentage rate.

*	Periodic payments made/received by the Fund are based on the total return of the referenced entity.

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at April 30, 2012.

			Futures Contracts
Primary Underlying Risk Disclosure	Purchased Options, at value	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest Rate Risk	$87,750	$(28,331)	$88,273	$(552,957)	$(1,901)	$(407,166)
Credit Risk	18,961	(13,973)	—	—	31,807	36,795

Total	$106,711	$(42,304)	$88,273	$(552,957)	$29,906	$(370,371)

Notes to Schedule of Investments (unaudited) (continued)

During the period ended April 30, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$36,747
Written options	70,830
Futures contracts (to buy)	39,854,668
Futures contracts (to sell)	45,007,728

Average Notional Balance
Interest rate swap contracts†	$4,721,000
Credit default swap contracts (to buy protection)	5,793,800
Credit default swap contracts (to sell protection)	4,019,100
Total return swap contracts	2,776,471

†	At April 30, 2012, there were no open positions held in this derivative.

4. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: June 22, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: June 22, 2012

By	/S/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date: June 22, 2012